                                                                   Exhibit 1.2


                             Fingerhut Companies, Inc.

                             -------------------------

                            Medium-Term Notes, Series _

                               DISTRIBUTION AGREEMENT

                                                              ------------------

[Agents]



Dear Sirs:

     Fingerhut Companies Inc., a Minnesota corporation (the "Company"), proposes to issue and sell up to _____________ aggregate principal amount of its Medium-Term Notes, Series __ (the "Securities"). Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints [list agents] (each individually an "Agent" and collectively the "Agents") as agents of the Company for the purpose of soliciting offers to purchase the Securities from the Company and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to [list agents] for resale to others, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof.

     The terms and rights of the Securities shall be as specified in or established pursuant to the indenture, dated as of __________________, (the "Indenture"), between the Company and ________________, as Trustee (the "Trustee"). The Securities shall have the maturity ranges, annual interest rates, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedure attached hereto as Annex II (the "Procedure") or as otherwise agreed upon and, if applicable, will be specified in a related Terms Agreement.

     1.     The Company represents and warrants to, and agrees with, you that:

            (a) A registration statement (Registration No. 333-________), and as a part thereof a preliminary prospectus, in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you; such registration statement in such form has been declared effective by the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any such preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act, in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement, each as amended at the time such part became effective, being herein after collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as each time amended or supplemented with respect to Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, including any documents incorporated therein by reference as of the date of such filing);

            (b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any further documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

            (c) The Registration Statement, when it became effective, conformed, and the Prospectus, and any amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and did not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

            (d) Since the respective dates as of which information is given in the Registration Statement (Registration No. 333-________) and in the Prospectus, there have not been any decreases in the capital stock or any material increases in the long-term debt of the Company [(except for _________________,)] or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' investment or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

            (e) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

            (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might permanently impair title to property material to its operations or its right to enforce a material contract against others or expose it to substantial liabilities in such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might permanently impair title to property material to its operations or its right to enforce a material contract against others or expose it to substantial liabilities in such jurisdiction;

            (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

            (h) When the terms of the Securities have been established in accordance with the Indenture, and the Securities are issued and delivered pursuant to this Agreement and any Terms Agreement, the Securities will have been duly authorized, executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the description thereof in the Prospectus;

            (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been obtained, or will have been obtained prior to the Closing Date (as defined in Section 3 hereof), under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by you of offers to purchase the Securities from the Company and with purchases of the Securities by you as principals, as the case may be, both in the manner contemplated hereby;

            (j) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or governmental proceedings incident to the kind of business conducted by the Company and its subsidiaries which, if determined adversely to the Company and its subsidiaries, would not individually or in the aggregate have a material adverse effect on the financial position, shareholders' investment or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

            (k) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     2. (a) On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth each of the Agents hereby severally agrees to use its reasonable efforts, as agent of the Company, to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised them that such solicitation may be resumed.

     The Company agrees to pay to the presenting Agent (or jointly to two or to all Agents if such solicitation is jointly made) a commission, at the time of settlement of each sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following percentage of the principal amount of such Security sold:

                                                   Commission (percentage of
                                                      aggregate principal
                     Maturities                   amount of Securities sold)
      -----------------------------------------   --------------------------
      [From 9 months to less than 1 year
      From 1 year to less than 18 months
      From 18 months to less than 2 years
      From 2 years to less than 3 years
      From 3 years to less than 4 years
      From 4 years to less than 5 years
      From 5 years to less than 6 years
      From 6 years to less than 7 years

                                                   Commission (percentage of
                                                      aggregate principal
                     Maturities                   amount of Securities sold)
      -----------------------------------------   --------------------------
      From 7 years to less than 10 years
      From 10 years to less than 15 years
      From 15 years to less than 20 years
      20 years and more]

            Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any offer received by it to purchase Securities, as a whole or in part, and any such rejection by an Agent shall not be deemed a breach of its agreements contained herein.

            The Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale.

            (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. Any Agent's commitment to purchase Securities as principal pursuant to any Terms Agreement or otherwise shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the time and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants, letters pursuant to Section 4 hereof. Each time and date of delivery of and payment for Securities to be purchased by any Agent as principal, whether set forth in a Terms Agreement or in accordance with the Procedure, is referred to herein as a "Time of Delivery".

            (c) Procedural details relating to the issuance and delivery of Securities, the solicitation of offers to purchase, and purchases by any Agent as principal of, Securities not made pursuant to a Terms Agreement, and the payment in each case therefor, are set forth in the Procedure. Each of the Agents and the Company agrees to perform the respective duties and obligations specifically provided to be performed by it in the Procedure as it may be amended from time to time by written agreement between you and the Company. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

     3. The documents required to be delivered pursuant to Section 6 hereof shall be delivered at the offices of __________________________at _____________, [New York City] time, on ____________, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which the settlement of any sale of Securities sold hereunder is first made, such time and date being herein called the "Closing Date". The settlement of any offers to purchase Securities hereunder which are accepted by the Company prior to the Closing Date shall be subject to the delivery of the documents required to be delivered pursuant to Section 6 hereof on the Closing Date.

     4.     The Company covenants and agrees with you:

            (a) To make no amendment or supplement to the Registration Statement or the Prospectus prior to the Closing Date or after the date of any Terms Agreement or other agreement by any Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof unless in the opinion of counsel to the Company such amendment or supplement is required by law; to make no such amendment or supplement at any other time prior to having afforded you a reasonable opportunity to review it; to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the third business day after the date on which such Pricing Supplement is first used; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

            (b) Promptly from time to time to take such action as you reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish you with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, both in such quantities as you may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by an Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and request you to suspend solicitation of offers to purchase Securities from the Company, in your capacity as agents of the Company and, if so notified, you shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to so advise each Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance; PROVIDED, HOWEVER, that if during such same period any Agent continues to own Securities purchased from the Company by such Agent as principal, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

            (d) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) and covering each twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement or a post-effective amendment thereto (within the meaning of Rule 158);

            (e) During the period when this Agreement is in effect, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission;

            (f) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by an Agent as principal not pursuant to a Terms Agreement), and each sale of Securities to any of you pursuant to a Terms Agreement, shall be deemed to be an affirmation to each of you that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance and as of the Time of Delivery relating to such sale, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

            (g) That each time the Registration Statement or the Prospectus shall be amended or supplemented in a manner relevant to the Securities or their offer and sale (other than by a Pricing Supplement to the Prospectus or any other amendment or supplement relating solely to a change in the terms of the Securities), each time a quarterly report on Form 10-Q or an annual report on Form 10-K filed under the Exchange Act, or any other document filed under the Act or the Exchange Act that is relevant to the Securities or their offer and sale, is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to you a certificate of officers of the Company satisfactory to you, dated the date of such supplement, amendment, incorporation or Time of Delivery related to such sale, in form satisfactory to you in your reasonable judgment, to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which were last furnished to you are true and correct at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(f) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

            (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented in a manner relevant to the Securities or their offer and sale (other than by a Pricing Supplement to the Prospectus or any other amendment or supplement relating solely to a change in the terms of the Securities), each time a quarterly report on Form 10-Q or an annual report on Form 10-K filed under the Exchange Act, or any other document filed under the Act or the Exchange Act that is relevant to the Securities or their offer and sale, is incorporated by reference into the Prospectus, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company, or other counsel satisfactory to you in your reasonable judgment, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment to the effect that you may rely on the opinion referred to in Section 6(c) hereof which was last furnished to you to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion referred to in Section
6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

            (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to an Agent as principal, the Company shall cause its independent public accountants forthwith to furnish you a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, in form satisfactory to you in your reasonable judgment, of the same tenor as the letter referred to in
Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than three business days prior to the date of such letter; PROVIDED, HOWEVER, that where such amendment, supplement or document incorporated by reference only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included or incorporated by reference therein is of such a character that, in your reasonable judgment, such letter should address such other information.

     5. The Company covenants and agrees with you that the Company will pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to you; (ii) the fees and expenses of your counsel in connection with the transactions contemplated hereunder; (iii) the cost of printing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of your counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any indenture and the

Securities; (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. You shall pay all other fees and expenses you incur.

     6. The obligations of each Agent, as agent of the Company, to solicit offers to purchase the Securities, and the obligations of each Agent to purchase Securities as principal pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of any Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Closing Date, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed all of its obligations hereunder theretofore in each case to be performed and the following additional conditions:

            (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

            (b) Counsel for the Company shall have furnished to you such opinion or opinions, dated the Closing Date with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as you may reasonably request, and such counsel shall have received such papers and information as you may reasonably request to enable them to pass upon such matters;

            (c) Counsel for the Company shall have furnished to you a written opinion, dated the Closing Date or any applicable date referred to in Section 4(h), as the case may be, in form and substance satisfactory to you, to the effect that:

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

            (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might in such counsel's opinion permanently impair title to property material to its operations or its right to enforce a material contract against others or expose it to substantial liabilities in such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and such counsel are justified in relying upon such opinions and certificates);

            (iii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction where, in light of the nature of the business transacted or the property owned by it, such qualification is necessary and the failure so to qualify might in such counsel's opinion permanently impair title to property material to its operations or its right to enforce a material contract against others or expose it to substantial liabilities in such jurisdiction; all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the outstanding shares of capital stock of each such subsidiary (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that such counsel believes that both you and such counsel are justified in relying upon such opinions and certificates);

            (iv) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation or governmental proceedings incident to the kind of business conducted by the Company and its subsidiaries which individually and in the aggregate are not material to the Company and its subsidiaries; and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (v) Each of this Agreement (and any applicable Terms Agreement), the Calculation Agent Agreement, dated as of ____________________ (the "Calculation Agent Agreement"), between the Company and ______________, as Calculation Agent, and the Letter of Representations, dated as of ________________ (the "Letter of Representations") among the Company, the Trustee and _______________ has been duly authorized, executed and delivered by the Company;

            (vi) When the terms of the Securities have been established in accordance with the Indenture and so as not to violate any applicable law or agreement or instrument then binding on the Company, and the Securities are issued and delivered by the Company in accordance with the terms of this Agreement and any Terms Agreement, the Securities will have been duly authorized, executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture conforms and the Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented;

            (vii) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors, rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

            (viii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, the Calculation Agent Agreement and the Letter of Representations, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Amended and Restated Articles of Incorporation or the By-Laws of the Company or any statute or any order, rule or regulation applicable to the Company and known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement (and any applicable Terms Agreement), the Indenture, the Calculation Agent Agreement or the Letter of Representations, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with your solicitation of offers to purchase Securities and with purchases of Securities by you as principals, as the case may be,both as contemplated by this Agreement (and any applicable Terms Agreement);

            (ix) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

            (x) The Registration Statement and the Prospectus and any amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that either the Registration Statement or the Prospectus, as of the effective date of the Registration Statement, or any amendment or supplement thereto made by the Company prior to the date of such opinion, as of its date, or any of such documents as so amended or supplemented, as of the date of such opinion, contained or contains an untrue statement of a material fact or, as of any such date, omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required; and

            (xi) The Company has an authorized capitalization as set forth in the Prospectus as amended and supplemented.

            (d) At [11:00 a.m., New York City] time, on the Closing Date and on any applicable date referred to in Section 4(i), the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to you a letter, dated the Closing Date, in form and substance satisfactory to you, to the effect set forth in Annex III hereto.

            (e) (i) Neither the Company nor any of its subsidiaries shall have sustained after the date of the latest audited financial statements included or incorporated by reference in the Prospectus and (A) prior to the Closing Date, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus as amended or supplemented through the date of this Agreement and (B) prior to each Time of Delivery, any such loss or interference, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of each corresponding Terms Agreement, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented and (A) prior to the Closing Date, there shall not have been any decrease in the capital stock or any increase in the long-term debt of the Company [(except for _____________________)] or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' investment or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented through the date of this Agreement and (B) prior to each Time of Delivery, there shall not have been any such change or development, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented through the date of each corresponding Terms Agreement, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities from the Company or your purchase of Securities from the Company as principal, as the case may be;

            (f) The Company shall have furnished or caused to be furnished to you a certificate of officers of the Company satisfactory to you, dated the Closing Date or any applicable date referred to in Section 4(g), as the case may be, as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date or such applicable date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date or such applicable date, and as to the matters set forth in subsections (a) and (e) of this Section 6; and

            (g) During the period in which you are soliciting offers to purchase Securities or during the period between the date of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with your solicitation of offers to purchase Securities or your purchase of Securities from the Company as principal.

     7.     (a)    The Company will indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, and any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse you for any legal or other expenses reasonably incurred, as incurred, by you in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to an Agent in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Prospectus as amended or supplemented relating to such Securities.

            (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred, as incurred, by the Company in connection with investigating or defending any such action or claim.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof), as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by each Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates toinformation supplied by the Company on the one hand or by an Agent on the other and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities
(or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), each Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and each Agent's obligations under this
Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     8. In soliciting offers by others to purchase Securities from the Company, each of you is acting solely as an agent for the Company, and not as principal. Each of you will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been accepted by the Company, but you shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

     9. The respective indemnities, agreements, representations, warranties and other statements by you and the Company set forth in or pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of you or the Company or any of its officers or directors or any controlling person, and shall survive each delivery of and payment for any of the Securities.

     10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company as to any or all Agents or by any Agent insofar as this Agreement relates to such Agent upon the giving of written notice of such suspension or termination to the other parties hereto. In the event of any such suspension or termination, no party shall have any liability to the other parties hereto, except as provided in the third paragraph of Section 2(a), Section 4(c), Section 5, Section 7, Section 8 and Section 9 and except that, (i) if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred or (ii) the proviso in Section 4(c) shall apply, the Company shall have the obligations provided in subsections (c), (f), (g), (h) and (i) of Section 4.

     11. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to [Agent's name] shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to ________________, _______________, Fax No. (___)____________, Attention: ______________, if to [Agent's name]
shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to _________________, ________________,
Fax No. (___)____________, Attention: _________________, if to [Agent's name]
shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to ____________________, ___________________,
_________________, Fax No. (___) _______________, Attention: _______________,
and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to _________________________,
 ________________________, Minnetonka, Minnesota 55343, Fax No. (612) 932-3302
Attention: Treasurer and General Counsel.

     12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each of you and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any of you or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from you shall be deemed a successor or assign by reason of such purchase.

     13. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     14.    Time shall be of the essence in this Agreement and any Terms
Agreement.

     15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.


                                         Very truly yours,

                                         FINGERHUT COMPANIES, INC.


                                         By:
                                            -----------------------------

                                          -------------------------------

                                          -------------------------------


 Accepted in New York, New York, as of
 the date hereof:

 -------------------------------------
                 [Agent]



 [AGENT]


 By:
    ----------------------------------


 [AGENT]


 By:
    ----------------------------------

                                                                         ANNEX I

                             Fingerhut Companies, Inc.

                  [$_______________ Medium-Term Notes, Series _]

                                  TERMS AGREEMENT

                                                            ______________, 199_

[AGENTS]




Dear Sirs:

     Fingerhut Companies, Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated _________________ (the "Distribution Agreement"), between the Company and [list agents], to issue and sell to you the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein.
Nothing contained herein or in the Distribution Agreement shall make [any of] you an agent of the Company or make [any of] you subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of your execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty with respect to the Prospectus in Section 1 of the Distribution Agreement shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to you and you agree to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                        FINGERHUT COMPANIES, INC.



                                        By:
                                               ---------------------------------
                                               Authorized Officer

Accepted:



------------------------------
[AGENT]


[AGENT]


By                             ]
   ----------------------------

[AGENT]


By                             ]
   ----------------------------

                                                            Schedule to Annex I

Title of Purchased Securities:

     Medium-Term Notes, Series _

Aggregate principal amount:

     $

Purchase Price by [_______________________________]:

     __% of the principal amount of the Purchased Securities, plus accrued interest from ________________ to _________________ [and accrued amortization, if any, from _____________ to _____________].

Specified funds for payment of purchase price:

     [New York Clearing House] [same day] funds

Indenture:

     Indenture, dated as of _________________, between the Company and _______________________________, as Trustee.

Maturity:



Interest Rate:

     [________________%]

Interest Payment Dates:

     [months and dates]

Time of Delivery:



Closing Location:

Documents to be Delivered:

     The following documents referred to in the Distribution Agreement shall be delivered:

            [(l)   The officers' certificate referred to in Section 4(g).]

            [(2)   The opinion referred to in Section 4(h).]

            [(3)   The accountants' letters referred to in Section 4(i).]

Syndicate Provisions:

     [Set forth any provisions relating to underwriters' default and step-up of amounts to be purchased by underwriters acting with the Purchasing Agent[s].]

     [Other Terms: Set forth any other terms, including any restrictions on sales of securities similar to the Purchased Securities.]

                                                                        ANNEX II

                             FINGERHUT COMPANIES, INC.

                              ADMINISTRATIVE PROCEDURE

     This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated _______________ (the "Distribution Agreement"), among Fingerhut Companies, Inc. (the "Company"), [list agents] (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented, the Indenture or the forms of the Securities filed with the Commission. To the extent any procedure set forth below conflicts with the provisions of the Securities, the Indenture or the Distribution Agreement, the relevant provisions of the Securities, the Indenture and the Distribution Agreement shall control.

     The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

     The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

     Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

     Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I:     ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

POSTING RATES BY COMPANY:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

ACCEPTANCE OF OFFERS BY COMPANY:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent.
The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

COMMUNICATIONS OF SALE INFORMATION TO COMPANY BY SELLING AGENT:

     After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

     (1)    Principal amount of Certificated Securities to be purchased;

     (2) If a Fixed Rate Certificated Security, the interest rate and the initial interest payment date;

     (3)    Maturity Date;

     (4)    Issue Price;

     (5) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

     (6)    Net proceeds to the Company;

     (7)    Settlement Date;

     (8) If a redeemable Certificated Security, such of the following as are applicable:

            (i)    Redemption Commencement Date,

            (ii)   Initial Redemption Price (% of par), and

            (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

     (9) If a Floating Rate Certificated Security, such of the following as are applicable:

            (i)    Interest Rate Basis,

            (ii)   Index Maturity,

            (iii)  Spread or Spread Multiplier,

            (iv)   Maximum Rate,

            (v)    Minimum Rate,

            (vi)   Initial Interest Rate,

            (vii)  Interest Reset Dates,

            (viii) Calculation Dates,

            (ix)   Interest Determination Dates,

            (x)    Interest Payment Dates,

            (xi)   Regular Record Dates, and

            (xii)  Calculation Agent;

     (10) Name, address and taxpayer identification number of the registered owner;

     (11)   Denomination of certificates to be delivered at settlement;

     (12)   Original Issue Discount provisions, if any; and

     (13)   Book-Entry Security or Certificated Security.

SUPPLEMENT BY COMPANY:

     If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will supply at least [ten] copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than [5:00 p.m., New York City] time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than [noon, New York City] time, on such date. The Company will arrange to file the Pricing Supplement electronically with the Commission.

DELIVERY OF CONFIRMATION AND PROSPECTUS TO PURCHASER BY SELLING AGENT:

     The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Certificated Security.

DATE OF SETTLEMENT:

     All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to [10:00 a.m., New York City] time, on the date of such acceptance.

INSTRUCTION FROM COMPANY TO TRUSTEE FOR PREPARATION OF SECURITIES:

     After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

     The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Securities no later than [2:15 p.m., New York City] time, on the Settlement Date. Such instruction will be given by the Company prior to [3:00 p.m., New York City] time, on the business day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Securities, in which case such instruction will be given by the Company by [11:00 a.m., New York City] time.

PREPARATION AND DELIVERY OF CERTIFICATED SECURITIES BY TRUSTEE AND RECEIPT OF PAYMENT THEREFOR:

     The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

     In the case of sale of Certificated Securities to a purchaser solicited by an Agent, the Trustee will, by [1:15 p.m., New York City] time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to purchase securities or carry any securities in violation of Regulations G, T, U or X of the Federal Reserve Board or otherwise in violation of law.

     In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by [2:15 p.m., New York City] time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment of such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

FAILURE OF PURCHASER TO PAY SELLING AGENT:

     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

PART II:    ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

     In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to the Depositary, dated _____________________, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary (the
"Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

POSTING RATES BY THE COMPANY:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

ACCEPTANCE OF OFFERS BY THE COMPANY:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

COMMUNICATION OF SALE INFORMATION TO THE COMPANY BY SELLING AGENT AND SETTLEMENT
PROCEDURES:

     A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

     (1)    Principal amount of Book-Entry Securities to be purchased;

     (2) If a Fixed Rate Book-Entry Security, the interest rate and the initial interest payment date;

     (3)    Maturity Date;

     (4)    Issue Price;

     (5) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

     (6)    Net proceeds to the Company;

     (7)    Settlement Date;

     (8) If a redeemable Book-Entry Security, such of the following as are applicable:

            (i)    Redemption Commencement Date,

            (ii)   Initial Redemption Price (% of par), and

            (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

     (9) If a Floating Rate Book-Entry Security, such of the following as are applicable:

            (i)    Interest Rate Basis,

            (ii)   Index Maturity,

            (iii)  Spread or Spread Multiplier,

            (iv)   Maximum Rate,

            (v)    Minimum Rate,

            (vi)   Initial Interest Rate,

            (vii)  Interest Reset Dates,

            (viii) Calculation Dates,

            (ix)   Interest Determination Dates,

            (x)    Interest Payment Dates,

            (xi)   Regular Record Dates, and

            (xii)  Calculation Agent;

     (10) Name, address and taxpayer identification number of the registered owner(s);

     (11)   Original Issue Discount provisions, if any; and

     (12)   Denomination of certificates to be delivered at settlement.

     B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

     C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Corporation:

     (1)    The applicable Sale Information;

     (2) CUSIP number of the Global Security representing such Book-Entry Security;

     (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

     (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

     (5)    The interest payment period; and

     (6) Initial interest payment date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (which, in the case of Floating Rate Securities which reset weekly shall be the date three calendar days immediately preceding the applicable interest payment date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such interest payment date.

     D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

     E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

     F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to the participant account of the Selling or Purchasing Agent, as the case may be, and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

     G. Such Selling or Purchasing Agent, as the case may be, will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

     H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

     I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at ____________________, ________________, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

     J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

     K. Such Selling or Purchasing Agent, as the case may be, will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's Institutional Delivery System or by mailing a written confirmation to such purchaser.

     L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

PREPARATION OF PRICING SUPPLEMENT:

     If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security. The Company will supply at least [ten] copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than [5:00 p.m., New York City] time, on the business day following the acceptance of such offer, or if the Company and the purchaser agree to settlement on the business day following the date of acceptance, not later than [noon, New York City] time, on such date. The Company will arrange to file the Pricing Supplement electronically with the Commission not later than the close of business of the Commission on the third business day following the date on which such Pricing Supplement is first used.

DELIVERY OF CONFIRMATION AND PROSPECTUS TO PURCHASER BY SELLING AGENT:

     The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Book-Entry Security.

DATE OF SETTLEMENT:

     The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders accepted by the Company will be settled on the third business day pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next business day.

SETTLEMENT PROCEDURE TIMETABLE:

     For orders of Book-Entry Securities solicited by an Agent, as agent, and accepted by the Company for settlement on the first business day after the sale date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times [(New York City time)] set forth below:

           Settlement
           Procedure                                 Time
         -------------                ------------------------------------
              [A         5:00 p.m.    on the business day following the
                                      acceptance of an offer by the
                                      Company or 10:00 a.m. on the
                                      business day prior to the
                                      settlement date, whichever is
                                      earlier
               B         12:00 noon   on the sale date
               C         2:00 p.m.    on the sale date
               D         9:00 a.m.    on settlement date
               E         10:00 a.m.   on settlement date
              F-G        2:00 p.m.    on settlement date
               H         4:45 p.m.    on settlement date
               I         5:00 p.m.    on settlement date]

            If a sale is to be settled more than one business day after the sale date, Settlement Procedures "B" and "C" shall be completed as soon as practicable but not later than [2:00 p.m.] on the first business day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than [12:00 noon and 2:00 p.m.], respectively, on the business day before the settlement date. Settlement Procedure "H-9 is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

            If settlement of a Book-Entry Security is rescheduled or cancelled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message to such effect by no later than [2:00 p.m.] on the business day immediately preceding the scheduled settlement date (provided the Trustee received such notice from the Company by noon on the business day immediately preceding the Settlement Date) and in any case as soon as practicable.

FAILURE TO SETTLE:

            If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "cancelled", make appropriate entries in the Trustee's records and send such cancelled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

            If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participants, account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure "I", and
(ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

            Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

                                                                       ANNEX III

     Pursuant to Section 6(d) of the Distribution Agreement, the accountants shall furnish letters to the Agents to the effect that:

     (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

     (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

     (iii) In their opinion, the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

     (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and certain of its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

            (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles for interim financial statements applied on a basis substantially consistent with the basis for the audited consolidated

                                      III-1
     statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder;

            (E) as of a specified date not more than three days prior to the date of delivery of such letter, there have been any decreases in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E), there were any decreases in consolidated net sales or operating profit or the total or per share amounts of consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                                      III-2

     (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in subparagraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries, and have found them to be in agreement.

All references to the Prospectus in this Annex III shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein), as defined in the Distribution Agreement, as of the Closing Date referred to in
Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein), as defined in such Agreement, as of the date of the amendment, supplement, incorporation or the Time of Delivery related to the Terms Agreement requiring the delivery of such letter under Section 4(i) thereof.


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